Exhibit 3.1

ROSS MILLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4298
(775) 684-5708
Website: secretaryofstate.biz

                                                            Document Number
                                                            20070634612-91
                                                            Filing Date and Time
                                                            09/17/2007 1:45 PM
                                                            Entity Number
                                                            E0648352007-4

                                                          Filed in the office of
                                                                /s/ Ross Miller
                                                                    Ross Miller
                                                              Secretary of State
                                                                 State of Nevada

                            ARTICLES OF INCORPORATION
                              (PURSUANT TO NRS 78)

1. Name of Corporation:            FREIGHT MANAGEMENT CORP.

2. Resident Agent Name &
   Street Address:                 THE NEVADA AGENCY AND TRUST COMPANY
                                   50 WEST LIBERTY STREET, SUITE 880
                                   RENO, NEVADA 89501

3. Shares:                         Number of Shares with par value: 75,000,000
                                   Par value: $.001
                                   Number of Shares with par value: 0

4. Name & Address of Board
   Of Directors/Trustees:          1. IBRAHIM ABOTALEB
                                      24 EL GAMMAL ST, CLEOPATRA HAMMAT
                                      ALEXANDRIA, EGYPT 21311

5. Purpose:                        ANY LAWFUL BUSINESS ACTIVITY


6. Name, Address & Signature
   Of Incorporator:                AMANDA CARDINALLI      /s/  Amanda Cardinalli
                                   50 WEST LIBERTY STREET, SUITE 880
                                   RENO, NEVADA 89501

7. Certificate of Acceptance       I hereby accept appointment as Resident Agent
   Of Appointment of Resident      for the above named corporation.
   Agent:
                                   /s/ Amanda Cardinalli             9-17-07
                                   Authorized Signature of R.A.        Date